Exhibit 23.1

                            CONSENT OF AMISANO HANSON
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 for Southwest Charters, Inc., of our report dated March 13, 2003 relating to the December 31, 2002 financial statements of Southwest Charters, Inc., which appears in such Prospectus.

/s/ Amisano Hanson
Amisano Hanson

Vancouver, Canada                                         "AMISANO HANSON"
March 13, 2003                                       Chartered Accountants